                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004


                                    FORM 8-K
                        CURRENT REPORT PURSUANT TO SECTION 13 OF
                          THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): January 6, 2003


                                Aehr Test Systems
             (Exact name of Registrant as specified in its chapter)



          California                    000-22893             94-2424084
(State or other jurisdiction of  [Commission File Number]  (I.R.S. Employer
 incorporation or organization)                         Identification Number)



                                400 Kato Terrace
                                Fremont, CA 94539
                     (Address of principal executive offices)

                                  510-623-9400
               (Registrant's telephone number, including area code)


ITEM 5.  OTHER EVENTS

        Aehr Test Systems will distribute during a conference an investor profile and a product page to investors in the form of Exhibit 20 with an expected distribution date of January 7, 2003.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits.

             The Exhibit listed on the accompanying "Index to Exhibit" is filed as part hereof, or incorporated by reference into, the report.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Aehr Test Systems
                                                (Registrant)

Date:  January 6, 2003

                                          By:   /S/ GARY L. LARSON
                                               -------------------------
                                               Gary L. Larson
                                               Vice President of Finance and
                                               Chief Financial Officer

                              INDEX TO EXHIBIT

Exhibit
Number
-------

20      Investor Profile and Product Page.